                                                       DAVIS HIGH
                                                       INCOME FUND



                                                       SEMI-ANNUAL REPORT
                                                       SEPTEMBER 30,1997














                                                       DAVIS
                                                       FUNDS

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

-------------------------------------------------------------------------------


Dear Shareholder:

PERFORMANCE REVIEW
The Davis High Income Fund continues to focus on providing current income and building wealth for shareholders over time with less volatility than its competitors. This focus has enabled your Fund to generate good risk-adjusted performance over the long term. While the Fund's absolute total returns have trailed other high-yield bond funds over recent periods, its credit quality is significantly higher and your Fund has outperformed funds that are more comparable in credit quality.

Over the six-month period ended September 30, 1997, the Davis High Income Fund's Class A shares provided a total return on net asset value of 7.66% versus an total return of 10.96% for the 199 High Current Yield funds tracked by Lipper Analytical Services, Inc. Over the one-year, five-year and ten-year periods ended that same date, the Fund's Class A shares produced average annual total returns on net asset value of 11.95%, 10.13% and 6.34%, respectively. This compares with an average annual total return of 15.57% for the 171 funds in the Lipper High Current Yield fund category for the latest one-year period, an average annual total return of 11.27% for the 65 funds in that category for the latest five-year period and an average annual total return of 10.39% for the 45 funds in that category for the latest ten-year period.(1)

One key distinction of the Davis High Income Fund is that the average credit quality of its portfolio is BB+ for the securities that are rated. This is considerably higher than the quality rating of most other high-yield bond portfolios, which typically average a B rating.

The Davis High Income Fund's risk-adjusted performance has also been recognized by independent mutual fund rating services. Your Fund's Class A shares earned Morningstar's highest ***** (five-star) rating for the five-year period ended September 30, 1997, which is the longest period that Portfolio Manager B. Clark Stamper has managed the Fund. For the latest three-year period, the Fund held a **** (four-star) Morningstar rating.(2)

A RESEARCH-DRIVEN PROCESS
In managing your Fund, we employ a research-driven and value-oriented investment approach, seeking to uncover attractive yields in bonds that are overlooked, under-researched and mispriced, yet make sound investment sense. We focus primarily on evaluating the risk and reward trade-offs of different investments. Our objective is to provide the maximum yield relative to credit quality--that is, to get the most reward for the risk taken. We do this by constantly reviewing each individual investment's credit and security characteristics in terms of upside potential and downside protection.

Our fundamental tool is bottom-up credit research in order to minimize credit risk. Purchasing high-yield bonds is like making a loan. Our major concern is assuring that the credit quality of your Fund's investments does not deteriorate and that the Fund is paid back interest and principal on schedule.

We also seek to minimize interest rate risk (the risk that interest rates will rise, causing prices of fixed-coupon bonds to decline) and call risk (the risk that bonds will be called before maturity, particularly after interest rates have dropped, meaning proceeds must be reinvested at lower yields). In addition, we monitor the portfolio

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

-------------------------------------------------------------------------------

overall to make sure we are properly diversified among different sectors and strategies. A more recent concern is the risk of credit quality spreads widening, causing lower quality bonds to underperform higher quality bonds (see below).

A CAUTIOUS APPROACH WITH A TIGHT REIN ON RISK
Consistent with our strategy of maximizing upside potential and downside protection, your Fund offers a hybrid approach between the tactics used by traditional high-yield bond funds and those used by higher quality, more interest-rate-sensitive BBB-rated funds. The Davis High Income Fund takes more credit risk than BBB funds with the intention of achieving greater returns over the long term.

We have gained extra yield and extra downside protection by relinquishing some upside potential, which is why the Fund lagged as the riskier, general high-yield category continued to rally over the last six months. At the same time, the Fund's defensive strategies position it to outperform in a flat to declining market. Indeed, in the first quarter of 1997, when bond prices declined sharply, your Fund's performance more than doubled that of the average high-yield fund, according to Lipper.(3)

THE IMPACT OF NARROWING CREDIT QUALITY SPREADS
Normally, lower quality bonds offer investors higher interest rates to compensate for their greater credit risk. However, over the last year or two the difference in yields, or the spread, between low quality and high quality bonds has been the smallest we have ever seen. As a result, investors are being paid very little extra yield for taking on the considerable risk that the high-yield market entails.

Investors appear to have an almost insatiable, and we think irrational, appetite for low-quality bonds that far exceeds the supply of these issues and that has significantly reduced yields on these bonds. In our view, this indiscriminate demand has created a sort of self-perpetuating cycle. That is, high-yield bonds have performed so well since early 1991 that investors are pouring money into the market in the expectation that those good returns will continue, even though the market, in general, no longer offers good value or compelling upside/downside characteristics.

We believe that when the demand subsides the market will drop back to more reasonable valuation levels and credit quality spreads will widen. That means yields on lower rated bonds should rise and their prices should fall. Accordingly, we have maintained a defensive posture throughout 1997 as we did in 1996, and we expect to benefit from that posture when the market declines.

CAPITALIZING ON UNRECOGNIZED OPPORTUNITIES
Given record tight credit quality spreads, we have found little value in most traditional corporate high-yield bonds. However, through careful research, we have been able to identify good values in less followed areas of the bond market, such as busted convertibles, private-label mortgage-backed securities and taxable municipals, which offer better yields relative to credit quality and more favorable risk/return ratios.

BUSTED CONVERTIBLES
Busted convertibles are convertibles trading below the price at which the bonds can be converted into the issuing company's stock. Busted convertibles are not widely researched and there is little demand for them, which means their prices tend to be low and their yields high.

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

-------------------------------------------------------------------------------

For example, we recently added to an investment we had previously made in the 5% convertibles due in 2001 of Broadband Technology, a manufacturer and marketer of electronic telephone communications systems. While the bonds are unrated, we consider their credit quality to be reasonably strong. The company's debt ratio is a moderate 46% (based on market value), and its working capital is about equal to its long-term debt.

We made our most recent purchase of these bonds at a discount price of 75 ($750 per bond), which equates to a yield to maturity of approximately 14%, and their maturity is only four years way. This compares with a yield of just around 9% for the average B-rated junk bond, which is a much riskier investment.

MORTGAGE-BACKED SECURITIES
Recently, your Fund also made an attractive investment in a high-quality, high-yielding, private-label mortgage-backed security--the Resolution Trust Corporation's 8 5/8% bonds due on July 25, 2030. These bonds are backed by the Resolution Trust Corporation, the government agency that handled the liquidation of the savings and loans. They are rated Aa2 by Moody's Investors Service and not rated by Standard & Poor's.

We made this investment at just above par ($1,000 per bond) in September. Because the bonds will be prepaid if homeowners prepay the underlying mortgages, it is highly unlikely that the bonds will remain outstanding until maturity. If the bonds remain outstanding at least six months, the Fund will earn a yield of 8.36% on these holdings; if the bonds are outstanding at least one year, as we expect, that yield will climb to around 8.50%.

TAXABLE MUNICIPALS
We also continue to purchase taxable municipal bonds when we can do so at favorable yields. In late September, your Fund bought newly issued Utah State Housing 9% bonds due July 1, 2002. These bonds were issued to finance the purchase or lease of facilities in the Salt Lake City area that serve individuals with developmental disabilities.

These taxable municipals are secured by a first lien on the borrower's pledged revenues and on the real property being acquired, as well as by a debt service reserve fund. Debt service coverage for 1998 is forecast at 1.4 times, or 2.1 times before deducting subordinated fees. While the bonds are unrated, we consider them the equivalent of a BB+ rating. These bonds came to market at a slight discount to par, resulting in a yield of 9.26% to their short maturity date in 2002--an attractive return given the yields generally available on lower quality bonds at the time of purchase.

TRADITIONAL HIGH-YIELD BONDS
Even in an overvalued junk bond market, we have found good investment opportunities, on a selective basis, in traditional high-yield bonds. One example is the Coinmach Corporation's 11 3/4% bonds due November 15, 2005. Coinmach (stock symbol: WDRY-Nasdaq) owns and operates approximately 337,000 coin-operated washers and dryers in more than 30,000 multifamily housing properties in 30 states.

The company's cash flow is stable and covers its interest expense by 2.4 times. Furthermore, 39% of the company's market-valued balance sheet is below the bonds. The bonds are rated B2/B+ and they yield 9.27% to their November 15, 2002 call date, when the issuer can redeem the bonds at par.

DAVIS HIGH INCOME FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501

-------------------------------------------------------------------------------

PRUDENTLY POSITIONED FOR UNCERTAIN MARKETS
Over the past year, bond yields generally have decreased somewhat, with the yield on the bellwether 30-year U.S. Treasury bond declining from around 6.75% at the end of September 1996 to just below 6.40% at the end of September 1997. At the same time, volatility has stepped up, in large part because leveraged investors, such as arbitrageurs and hedgers who tend to trade in and out frequently, have become a bigger factor in all the bond markets. This increased volatility suggests that the market may be turning and rates may be heading back up.

Given this uncertain environment, the Davis High Income Fund continues to be defensively positioned with respect to credit quality and interest rate movements. Our objective is to provide shareholders with strong relative and absolute performance, consistent with our focus on minimizing volatility and maximizing long-term, risk-adjusted returns. We think our strategies are the right ones to accomplish that aim.


Sincerely,





/s/ Shelby M.C.Davis                                 /s/ B. Clark Stamper
------------------------                             --------------------
Shelby M.C. Davis                                    B. Clark Stamper
Chief Investment Officer                             Portfolio Manager


November 21, 1997


(1) All performance figures cited in this letter are calculated without considering sales commissions. The average annual total return for the Davis High Income Fund's Class A shares, including the maximum front-end sales charge of 4.75%, for the six-month, one-year, five-year and ten-year periods ended September 30, 1997 were 2.65%, 6.55% , 9.07% and 5.83%, respectively.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1997. Subject to change every month, Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day
T-bill returns. The Fund's Class A shares were rated against 1,309, 713 and
301 fixed-income funds for the three-, five- and 10-year periods, respectively. The Fund's Class A shares received one star for the 10-year period ended September 30, 1997. Ten percent of the funds in an investment category receive five stars; 22.5%, four stars; 35%, three stars; 22.5%, two stars; and 10%, one star. Star ratings for the fund's other classes of shares may vary and are available only for those classes with at least three years of performance history. Past performance is no guarantee of future results.

(3) For the three months ending March 31, 1997, the Davis High Income Fund's Class A shares provided a total return of 1.59% at net asset value, .86 of a percentage point higher than the .73% average total return of the 183 funds in the Lipper High Current Yield fund category.

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - (72.97%)
                  ADVERTISING - (0.41%)
$      250,000    Outdoor Systems, Inc., Sr. Sub. Notes, 8.875%, 06/15/07......................  $     256,250
                                                                                                 -------------
                  AEROSPACE/AVIATION - (2.09%)
       760,000    K & F Industries Inc., Sr. Secured Notes, 11.875%, 12/01/03..................        807,500
       500,000    Simula Inc., Sr. Conv. Sub. Notes, Series C, 10.00%, 09/15/99 (c)............        515,000
                                                                                                 -------------
                                                                                                     1,322,500
                                                                                                 -------------
                  AUTOMOTIVE - (0.34%)
       200,000    Glasstech Inc., Sr. Notes, 12.75%, 07/01/04..................................        214,500
                                                                                                 -------------
                  BROADCASTING - (2.72%)
       500,000    Pegasus Media & Communications, Sr. Sub. Notes, Series B,
                   12.50%, 07/01/05............................................................        557,500
       500,000    SFX Broadcasting Inc., Sr. Sub. Notes, Series B, 10.75%, 05/15/06 (b)........        550,625
       500,000    Sinclair Broadcast Group, Sr. Sub. Notes, 9.00%, 07/15/07....................        498,750
       100,000    Spanish Broadcasting Systems Inc., Sr. Notes, 7.50%, 06/15/02................        114,500
                                                                                                 -------------
                                                                                                     1,721,375
                                                                                                 -------------
                  CABLE - (2.45%)
       150,000    Fundy Cable Ltd., Sr. Secured 2nd Priority Notes, 11.00%, 11/15/05...........        164,250
     1,000,000    Marcus Cable Holding Co., L.P., Sr. Secured Notes, Zero Cpn., 12/15/05.......        837,500
       500,000    Rifkin Acquisition Partners, L.P., Sr. Sub. Notes, 11.125%, 01/15/06 (b).....        545,000
                                                                                                 -------------
                                                                                                     1,546,750
                                                                                                 -------------
                  CHEMICALS - (0.80%)
       500,000    Trikem Organizacao Odebrecht, Notes, 10.625%, 07/24/07.......................        503,750
                                                                                                 -------------
                  COMPUTER PRODUCTS AND SERVICES - (1.78%)
     1,950,000    JTS Corporation, Conv. Sub. Deb., 5.25%, 04/29/02............................        745,875
       279,200    San Jacinto Holdings Inc., Sr. Notes, 10.75%, 12/31/02 (c)...................        189,856
       250,000    Sapiens International N.V., Euro Conv. Notes, 5.00%, 09/20/03................        187,500
                                                                                                 -------------
                                                                                                     1,123,231
                                                                                                 -------------
                  CONSUMER PRODUCTS & MERCHANDISE - (1.59%)
     1,000,000    International Semi-Tech Microelectronics Inc., Sr. Notes, 11.50%,
                    08/15/03...................................................................        640,000
       210,000    L.A. Gear, Inc., Conv. Sub. Deb., 7.75%, 11/30/02............................         78,750
       281,000    MacAndrews & Forbes Holdings, Inc., Sub. Deb., 13.00%, 03/01/99..............        283,459
                                                                                                 -------------
                                                                                                     1,002,209
                                                                                                 -------------
                  DATA PROCESSING - (0.40%)
       250,000    Axiohm Transaction Solutions Inc., Sr. Sub. Notes, 9.750%, 10/01/07..........        253,750
                                                                                                 -------------
                  DIVERSIFIED SERVICES - (1.86%)
       624,604    Emcor Group Inc., Sr. Notes, Series C, 11.00%, 12/15/01......................        658,957
       500,000    Jordan Industry Inc., Sr. Notes, 10.375%, 08/01/07...........................        516,250
                                                                                                 -------------
                                                                                                     1,175,207
                                                                                                 -------------

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
                  ECOLOGICAL/ENVIRONMENTAL - (1.45%)
$      319,000    Envirotest System Corp., Sr. Notes, 9.125%, 03/15/01.........................  $     314,215
        67,000    Molten Metal Technology Inc., Sub. Notes, 5.50%, 05/01/06....................         27,135
       500,000    Norcal Waste Systems Inc., Sr. Notes, Series B, 12.50% Incr. rate,
                    11/15/05 (b)...............................................................        577,500
                                                                                                 -------------
                                                                                                       918,850
                                                                                                 -------------
                  EDUCATION - (0.41%)
       250,000    La Petite Holdings Corp., Sr. Secured Notes, 9.625%, 08/01/01................        258,750
                                                                                                 -------------
                  ELECTRONICS - (1.36%)
        43,000    Andersen Group, Inc., Conv. Sub. Deb., 10.50%, 10/15/02......................         41,065
       360,000    Broadband Technologies Inc., Conv. Sub. Notes, 5.00%, 05/15/01...............        264,600
       690,498    Porta Systems Corp., Sr. Conv. Sub. Notes, Zero Cpn., 01/02/98++.............        554,988
                                                                                                 -------------
                                                                                                       860,653
                                                                                                 -------------
                  EQUIPMENT LEASING - (3.47%)
       942,810    Alps 96-1 D Asset Backed Lease, Aircraft Lease CL D, 12.75%, 06/15/06........      1,022,949
     1,065,174    Central Transport Rental Finance Corp., Secured Notes, 9.50%, 04/30/03.......      1,137,073
       670,700    Technical Equipment Leasing Corp., Jr. Sub. Deb., Series A, 18.375%,
                    04/01/96++ (c).............................................................         33,535
                                                                                                 -------------
                                                                                                     2,193,557
                                                                                                 -------------
                  FINANCIAL SERVICES AND INSURANCE - (3.80%)
        50,000    CII Financial, Inc., Conv. Sub. Deb., 7.50%, 09/15/01........................         47,563
       500,000    Dollar Financial Group Inc., Sr. Notes, 10.875%, 11/15/06 (b)................        540,000
       500,000    GPA Delaware Inc., Gtd. Notes, 8.75%, 12/15/98...............................        510,000
       500,000    Imperial Credit Capital Trust, Remarketed Par Securities, Series A,
                    0%/13.0%, 06/14/02 ........................................................        515,405
       250,000    Ocwen Capital Trust, Capital Securities, 10.875%, 08/01/27...................        263,750
       500,000    PennCorp Financial Group, Inc., Sr. Sub. Notes, 9.25%, 12/23/03..............        522,500
                                                                                                 -------------
                                                                                                     2,399,218
                                                                                                 -------------
                  FOOD SERVICE - (4.02%)
       750,000    Envirodyne Industries, Inc., 1st Priority Sr. Secured Notes, 12.00%,
                    06/15/00...................................................................        819,375
       500,000    Fresh Del Monte Produce N.V., Sr. Notes, Series B, 10.00%, 05/01/03 (b)......        533,125
     1,500,000    PM Holdings Corp., Sub. Disc. Deb., Series B, 0%/11.50%, 09/01/05............      1,185,000
                                                                                                 -------------
                                                                                                     2,537,500
                                                                                                 -------------
                  GROCERY - (4.31%)
       500,000    B/G Foods, Inc., Sr. Sub. Notes, 9.625%, 08/01/07...........................         501,875
       690,000    Kroger Co., Lease Cert., 6.00%, 04/01/03....................................         669,134
       675,000    Kroger Co., Lease Cert., 12.95%, 02/01/09....................................        750,209
       793,000    New Almacs Inc., Sr. Sub. Notes, 11.50%, 11/18/04++..........................         35,685
     1,000,000    Southland Corporation, Deb., 4.00%, 06/15/04.................................        763,750
                                                                                                 -------------
                                                                                                     2,720,653
                                                                                                 -------------

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
                  HEALTHCARE AND PHARMACEUTICAL - (2.61%)
$      863,000    Glycomed Inc., Conv. Sub. Deb., 7.50%, 01/01/03..............................  $     795,039
       346,000    National Patent Developement Corp., Conv. Bds., 5.00%, 08/31/99..............        256,040
       250,000    Regency Health Services, Inc., Sub. Notes, 12.25%, 07/15/03 (b)..............        298,750
       425,000    UroMed Corp., Conv. Sub. Notes, 6.00%, 10/15/03..............................        299,625
                                                                                                 -------------
                                                                                                     1,649,454
                                                                                                 -------------
                  HOTELS, LODGING & GAMING - (2.18%)
       250,000    CapStar Hotel Co., Sr. Sub. Notes, 8.75%, 08/15/07...........................        253,750
       250,000    Claridge Hotel & Casino Co., 1st Mtg. Notes, 11.75%, 02/01/02 ...............        216,250
       600,000    Courtyard By Marriott II, L.P., Sr. Secured Notes, 10.75%, 02/01/08 (b)......        654,000
       250,000    Isle Capri Black Hawk, LLC, 1st Mtg. Notes, 13.00%, 08/31/04.................        253,750
                                                                                                 -------------
                                                                                                     1,377,750
                                                                                                 -------------
                  LEISURE, ENTERTAINMENT & FITNESS - (3.87%)
       500,000    Act III Theaters Inc., Sr. Sub. Notes, 11.875%, 02/01/03.....................        538,750
       250,000    Bally's Health & Tennis Corp., Sr. Sub. Notes, 13.00%, 01/15/03..............        271,250
       250,000    Discovery Zone Inc., Sr. Secured Notes, 13.50%, 08/01/02.....................        268,125
       500,000    Spectrum Holobyte Inc., Conv. Sub. Notes, 6.50%, 09/15/02 (b)................        384,375
       984,599    Underwater World Mall of America, Sr. Rev. Bds., 13.75%, 03/01/02 (b)........        980,907
                                                                                                 -------------
                                                                                                     2,443,407
                                                                                                 -------------
                  METALS & MINING - (0.98%)
       100,000    EES Coke Battery Inc., Sr. Secured Notes, Series B, 9.328%, 04/15/07.........        103,987
       500,000    Florida Steel Corp., Deb., 11.50%, 12/15/00..................................        517,500
                                                                                                 -------------
                                                                                                       621,487
                                                                                                 -------------
                  MOBILE & WIRELESS TELECOMMUNICATIONS - (0.62%)
       500,000    Millicom International Cellular S.A., Sr. Sub. Disc. Notes, 0%/13.50%,
                     06/01/06..................................................................        390,000
                                                                                                 -------------
                  NATURAL GAS & OIL DISTRIBUTORS - (2.78%)
       100,000    Amerigas Partners L.P.,  Sr. Notes, Series B, 10.125%, 04/15/07..............        105,500
       630,000    Empire Gas Corp., Sr. Secured Notes, 7.00%/12.875%, 07/15/04.................        581,175
       500,000    Statia Terminals International CDA Inc., 1st Mtg. Notes, 11.75%, 11/15/03....        530,625
       500,000    Trident NGL Holdings, Inc., Sub. Notes, 10.25%, 04/15/03.....................        536,875
                                                                                                 -------------
                                                                                                     1,754,175
                                                                                                 -------------
                  OIL & GASOLINE - (8.14%)
       500,000    Clark Oil & Refining Corp., Sr. Notes, 10.50%, 12/01/01......................        517,500
     1,000,000    Clark R & M Holdings Inc., Sr. Secured Notes, Series A, Zero Cpn.,
                    02/15/00...................................................................        791,250
       250,000    Daily Petroleum Services Corp., Sr. Notes, 9.750%, 08/15/07.................         261,250
       500,000    Deeptech International, Inc., Sr. Secured Notes, 12.00%, 12/15/00............        532,500
     1,000,000    Gerrity Oil & Gas Corp., Sr. Sub. Notes, 11.75%, 07/15/04....................      1,095,000
       500,000    HS Resources Inc., Sr. Sub. Notes, 9.875%, 12/01/03..........................        521,875
       100,000    Moran Energy Inc., Conv. Sub. Deb., 8.75%, 01/15/08..........................         98,250

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
                  OIL & GASOLINE - CONTINUED
$      500,000    National Energy Group, Sr. Notes, 10.75%, 11/01/06...........................  $     525,000
     1,000,000    Transamerica Energy Corp., Sr. Secured Disc. Notes, 10.251%, 06/15/02........        798,750
                                                                                                 -------------
                                                                                                     5,141,375
                                                                                                 -------------
                  PAPER PRODUCTS - (1.04%)
     2,000,000    Crown Packaging Enterprises, Ltd., Sr. Secured Disc. Notes, 0%/14%,
                    08/01/06...................................................................        105,000
       500,000    Grupo Industrial Durango S.A. DE C.V., Notes, 12.00%, 07/15/01...............        552,500
                                                                                                 -------------
                                                                                                       657,500
                                                                                                 -------------
                  PRECIOUS METALS - (3.82%)
     1,170,000    Crown Resources Corp., Conv. Sub. Deb., 5.75%, 08/27/01......................      1,076,400
       500,000    Echo Bay Mines Ltd., Capital Securities, 11.00%, 04/01/27....................        488,750
       500,000    Pegasus Gold Inc., Conv. Sub. Notes, 6.25%, 04/30/02.........................        362,500
       500,000    Royal Oak Mines Inc., Sr. Sub. Notes, Series B, 11.00%, 08/15/06.............        487,500
                                                                                                 -------------
                                                                                                     2,415,150
                                                                                                 -------------
                  PROTECTION SERVICES - (0.24%)
       150,000    Loomis Fargo and Company, Sr. Sub. Notes, 10.00%, 01/15/04 (b)...............        153,750
                                                                                                 -------------
                  RESTAURANT - (0.33%)
       250,000    TPI Enterprises Inc., Conv. Sub. Deb., 8.25%, 07/15/02.......................        205,313
                                                                                                 -------------
                  RETAIL - (0.91%)
       500,000    Brazos Sportswear, Inc., Sr. Notes, 10.50%, 07/01/07.........................        502,500
       125,000    Emerson Radio Corp., Sr. Conv. Sub. Deb., 8.50%, 08/15/02....................         70,469
                                                                                                 -------------
                                                                                                       572,969
                                                                                                 -------------
                  TELECOMMUNICATIONS - (8.30%)
     1,000,000    American Communication Services, Inc., Sr. Disc. Notes, 0%/12.75%,
                    04/01/06...................................................................        690,000
       500,000    EchoStar Communications Corp., Sr. Secured Disc. Notes, Zero Cpn.,
                    06/01/04...................................................................        453,125
       100,000    Globalstar, L.P., Sr. Notes, 11.25%, 06/15/04................................        104,250
     1,000,000    ICG Holdings (Canada), Inc., Sr. Disc. Notes, 12.50%, 05/01/03...............        750,000
       500,000    Jordan Telecommunications, Sr. Sub. Disc. Notes, 11.75%, 08/01/07............        392,500
       250,000    L 3 Communications Co., Sr. Sub. Notes, 10.375%, 05/01/07....................        270,000
       250,000    Nextlink Communications LLC, Sr. Notes, 12.50%, 04/15/06 (b).................        288,750
       500,000    Primus Telecommunications, Sr. Notes, 11.75%, 08/01/21.......................        535,000
       500,000    UTS Hyperion Telecommunications, Sr. Disc. Notes, Series B, 7%/13.00%,
                     04/15/03 (b)..............................................................        353,750
     1,000,000    Viatel Inc., Sr. Disc. Notes, 0%/15.00%, 01/15/05............................        715,000
       325,000    Winstar Communications, Inc., Sr. Sub. Disc. Notes, Zero Cpn., 10/15/05......        230,750
       650,000    Winstar Communications, Inc., Sr. Disc. Notes, 0%/14.00%, 10/15/05...........        459,875
                                                                                                 -------------
                                                                                                     5,243,000
                                                                                                 -------------

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)
CORPORATE BONDS AND NOTES - CONTINUED
                  TRANSPORTATION/SHIPPING - (2.09%)
$      750,000    Golden Ocean Group Ltd., Sr. Notes, 10.00%, 08/31/01.........................  $     581,250
       250,000    Moran Transportation Co., 1st Preferred Shipping Mtg. Notes, Series B,
                    11.75%, 07/15/04 (b).......................................................        281,875
       100,000    Piedmont Aviation Inc., Equip. Trust Certificates, Series `88 I, 9.55%,
                    05/08/98...................................................................        100,375
       444,000    Preston Corp., Conv. Sub. Deb., 7.00%, 05/01/11..............................        357,420
                                                                                                 -------------
                                                                                                     1,320,920
                                                                                                 -------------
                  UTILITIES - (1.80%)
       500,000    Calpine Corp., Sr. Notes, 8.75%, 07/15/07....................................        511,250
       500,000    Midland Funding Corporation II, Sub. Secured Lease, 13.25%, 07/23/06.........        629,332
                                                                                                 -------------
                                                                                                     1,140,582
                                                                                                 -------------
                        TOTAL CORPORATE BONDS AND NOTES
                           - (identified cost $44,519,544)....................................      46,095,535
                                                                                                 -------------

MORTGAGE BACKED BONDS - (6.46%)
       390,000    Arkansas St. Dev. Fin. Sngl. Fam. Mtg. Rev. Refunding Bds., Mtg. Bkd.
                    Secs. Prg., Ser-C, GNMA/FNMA, 7.75%, 01/01/00..............................        395,612
       275,936    Capstead Securities Corp., IV, CMO, Series '92-7, CL Z-1, 8.75%, 05/25/23....        273,867
       369,859    Chase Mortgage Finance Corp., Series '93-G-A1, REMIC, 7.00%, 04/25/01........        372,459
       225,937    Citicorp Mtg. Securities, Inc., Series '89-16, 6.43%, 04/01/19...............        219,159
       115,344    CTS Home Equity Loan Trust, Asset Backed Certificates, Series `91-1-A,
                    8.80%, 01/15/06............................................................        116,695
        85,443    Fannie Mae, REMIC, Series `91-38, CL SA, Inverse Support Tranche,
                    10.1862%, 04/25/21.........................................................         88,260
       298,580    First Nationwide Trust, Series '89-AR4-1, 9.50%, 09/25/19....................        297,881
       293,852    Freddie Mac, CMO, Series '94, CL 1628 F, 7.40%, 02/15/14.....................        303,320
       100,000    Freddie Mac, CMO, Series '93, CL 1630 E, 6.00%, 09/15/23.....................         90,885
       235,085    Freddie Mac, REMIC, Series '93, CL 1567 A, 5.837%, 08/15/23..................        223,833
       167,852    Manufacturers Hanover Mortgage Corporation, Series A, 11.50%, 04/20/15.......        174,146
       179,000    The Prudential Mortgage Securities Company, Mtg. Pass-Through
                    Certificates, Series '92-038, CL A-8, Fixed Rate, 6.95%, 11/25/22..........        170,821
       262,887    Resolution Trust Corporation, American Res. Mtg. Corp., Service Mtg.
                    Pass-Through Certificates, Series '92 M4 CL A-1, 8.00%, 03/25/22...........        264,858
       108,866    Resolution Trust Corporation, American Res. Mtg. Corp., Service Mtg.
                    Pass-Through Certificates, Series '92-7, CL A-1, 6.592%, 03/25/22..........        100,701
       998,026    Resolution Trust Corporation, REMIC, Series `92 M-3, CL A-2, 8.625%,
                     07/25/30..................................................................        990,541
                                                                                                 -------------

                        TOTAL MORTGAGE BACKED BONDS - (identified cost $3,981,805)............       4,083,038
                                                                                                 -------------

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
    PRINCIPAL                                                                                          (NOTE 1)

TAXABLE MUNICIPAL BONDS - (10.49%)
$      450,363    Adams Cnty., CO, IDR Series A Pool Gtd. - Executive Life, 9.00%,
                    11/01/96+..................................................................  $      40,200
       275,000    Alaska St. HFC, 1st Mtg. Bds, Series G, 10.55%, 01/15/18.....................        279,125
     2,000,000    Austin, TX, Hsg. Fin. Corp. Sngl. Fam. Mtg. Rev. Bds., Compounded
                    Interest, Series `84, Zero Cpn., 02/01/16..................................        239,420
       990,000    California Hsg. Fin. Agy. Rev. Bds., Taxable Home Mtg., Series D,
                    9.30%, 02/01/26............................................................      1,051,271
       500,000    City of Providence, RI, Taxable, FSA Insured, Series B, 8.00%, 07/15/19......        519,255
       220,000    Commerce Refuse to Energy Auth., Taxable Ref. Rev. Bds., '90 Series,
                    10.50%, 07/01/00...........................................................        229,750
       700,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series G,
                    7.625%,  05/15/21..........................................................        710,997
        80,000    Connecticut St. Hsg. Fin. Auth., Taxable Hsg. Mtg. Program, Series H,
                    7.875%,  11/15/26..........................................................         82,722
        38,388    El Paso Hsg. Fin. Corp., Multi-Fam. Res. Loan Program, Securitized Mult-
                    Fam. Hsg. Rev. Bds., Series '86A, 8.88%, 10/15/96+.........................         11,700
       100,000    Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
                    AMBAC Insured, 9.60%, 07/01/99.............................................        102,818
       170,000    Galveston Cnty., TX, Wtr. Auth., Canal Sys. Contract Wtr. Rev. Bds.,
                    AMBAC Insured, 9.80%, 07/01/01.............................................        175,037
       392,000    Illinois HFA Rev. Bds., Series C, MBIA, 10.30%, 08/15/03.....................        396,943
       200,000    Lancaster, TX, Combined Tax & Golf Course Park Rev. Bds., Series B,
                    Certificates of Obligation, MBIA Insured, 9.375%, 08/01/02.................        205,726
        42,560    Louisiana HFA Multi Fam. Mtg. Rev. Bds., Gtd. Executive Life, 8.61%,
                    08/01/98+..................................................................          6,000
        46,803    Louisiana St. Agriculture Fin. Auth., Security Agriculture Rev. Bds.,
                    Series A, Gtd. Executive Life, 8.80%, 10/01/99+............................          6,000
       230,000    Mayor and City Council of Baltimore, Econ. Dev. Taxable Lease Rev. Bds.
                    (Arcade Ltd. Partnership Prj.) Series `92, 8.50%, 08/01/02.................        243,913
       283,630    Memphis, TN Hlth. Educ. & Hsg. Fac. Brd., Multi Fam. Hsg. Rev.
                    Securitized, Series '86A, 8.68%, 09/15/96+.................................         41,009
       115,000    Missouri St., Hsg. Dev. Cmnty., Multi Fam. Hsg. Rev. Bds., FHA Insured
                    Mtg. Loans, 9.25%, 12/01/30................................................        122,235
         4,796    Nebraska Invst. Fin. Auth., Agriculture Rev. Bds., Series A, Gtd. Executive
                    Life, 8.34%, 11/01/93+.....................................................          1,200
       250,000    New Jersey Econ. Dev. Auth., Series `97A-'97H, MBIA, 7.425%, 02/15/29........        262,738
       440,000    New York St. HFA Rev. Multi Fam. Mtg. Series B, Sonyma Prg.
                    Insurance, 8.875%, 08/15/14................................................        472,182
       711,371    Polk Cnty., FL, HFA REMIC Collateralized Mtg. Bds., Series 1, CL 2-A,
                    9.55%, 01/15/11............................................................        734,498

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
PRINCIPAL/SHARES/UNITS                                                                                 (NOTE 1)
TAXABLE MUNICIPAL BONDS - CONTINUED
$      130,000    San Bernadino CA Assd. Cmntys. Fing. Auth. Health Care Ref. &
                    Improvement Bds. (Granada) Series B, 8.80%, 05/01/17.......................    $   134,372
       368,411    The Southeast TX Hsg. Fin. Corp. Securitized Multi Fam. Hsg. Rev. Bds.
                    Series '86A, 8.60%, 09/01/96+..............................................         48,420
         5,000    Utah St. Hsg. Fin. Agy. Sngl. Fam. Mtg., Series A, 9.40%, 07/01/99...........          5,244
       315,000    Utah St. Hsg. Fin. Rev., Taxable RHA Cmnty. Services, Series B, 9.00%,
                    07/01/02...................................................................        315,006
     2,460,000    Wagner College, NY, G.O. Capital Appreciation Bds., Zero Cpn., 10/01/22......        190,429
                                                                                                 -------------

                        TOTAL TAXABLE MUNICIPAL BONDS
                           - (identified cost $7,180,641).....................................       6,628,210
                                                                                                 -------------

PREFERRED STOCKS - (0.51%)
         2,500    Adelphia Communications Co., Pfd. Exchangeable, Series A.....................        278,750
         6,200    Westmoreland Coal Co., Dep. Shares Conv. Pfd., Series A, 8.50%++............          40,300
                                                                                                 -------------

                        TOTAL PREFERRED STOCKS - (identified cost $330,910)...................         319,050
                                                                                                 -------------

COMMON STOCKS - (2.41%)
        16,920    Alaris Medical Inc.,*........................................................         70,320
       135,951    Canyon Resources Corporation*................................................        373,865
       260,000    Crown Packaging Enterprises Ltd.*............................................          2,600
         1,688    National Patent Development Corp.*...........................................         20,362
         1,161    Nextel Communications Inc., Class A*.........................................         33,451
         2,707    Pegasus Media & Communications, Class A* (b).................................         57,862
           222    San Jacinto Hldgs. Inc.,.....................................................            897
       852,880    Sunshine Mining & Refining Co.*..............................................        852,880
        24,066    Viatel Inc.* (b).............................................................        109,801
                                                                                                 -------------

                        TOTAL COMMON STOCKS - (identified cost $1,935,432)....................       1,522,038
                                                                                                 -------------

WARRANTS - (0.18%)
           500    Chattem Inc., expire 06/17/99................................................          2,900
           869    Empire Gas Corp., expire 07/15/04............................................         30,415
           100    Spanish Broadcasting Systems Inc., expire 06/30/99...........................         33,000
        21,825    Sunshine Mining & Refining Co., expire 03/09/99..............................          7,843
           500    UTS Hyperion Telecommunications, expire 04/01/01 (b).........................         20,000
           205    Wright Medical Technology, Inc., expire 06/30/03 (b).........................         20,500
                                                                                                 -------------

                        TOTAL WARRANTS - (identified cost $18,241).............................        114,658
                                                                                                 -------------

DAVIS HIGH INCOME FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
SHORT TERM - (6.18%)
$    3,905,000    State Street Bank and Trust Company Repurchase Agreement, 5.80%,
                     10/01/97, dated 09/30/97, repurchase value of $3,905,629 (collateralized by $3,960,000 par value U.S. Treasury Notes, 5.875%, 02/28/99, market
                     value $3,986,088) - (identified cost $3,905,000)..........................  $   3,905,000
                                                                                                 -------------

                           TOTAL INVESTMENTS (identified cost $61,871,573) -
                             (99.20%)(a).......................................................     62,667,529
                           OTHER ASSETS LESS LIABILITIES - (0.80%).............................        505,674
                                                                                                 -------------
                             NET ASSETS - 100%.................................................  $  63,173,203
                                                                                                 =============




+  These securities are in default but have made partial payments.

++ These securities are in default and are not currently paying interest or dividends.

*  Non-income producing security.

(a)  Aggregate cost for Federal income tax purposes is $61,871,573.

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations.

(c)  Non-marketable securities valued in good faith by the Board of Directors.

At September 30, 1997, unrealized appreciation (depreciation) of securities for Federal income tax purposes was as follows:

                Unrealized appreciation........................................................  $   4,632,188
                Unrealized depreciation........................................................     (3,836,232)
                                                                                                 -------------
                      Net unrealized appreciation..............................................  $     795,956
                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in securities, at value (identified cost $61,871,573) (Note 1)..............  $   62,667,529
     Cash ...................................................................................          19,780
     Receivables:
         Interest............................................................................       1,021,583
         Capital stock sold..................................................................          98,625
         Investments sold....................................................................         992,762
                                                                                               --------------
              Total assets...................................................................      64,800,279
                                                                                               --------------

LIABILITIES:
     Payables:
         Capital stock reacquired............................................................         195,861
         Investments purchased...............................................................       1,349,534
     Accrued expenses........................................................................          81,681
                                                                                               --------------
              Total liabilities..............................................................       1,627,076
                                                                                               --------------

NET ASSETS (NOTE 5)..........................................................................  $   63,173,203
                                                                                               ==============

CLASS A SHARES
     Net assets..............................................................................  $   45,290,547
     Shares outstanding......................................................................       9,332,524
     Net asset value and redemption price per share (net assets/shares outstanding)..........        $   4.85
                                                                                                     ========
     Maximum offering price per share (100/95.25 of $4.85)*..................................        $   5.09
                                                                                                     ========

CLASS B SHARES
     Net assets..............................................................................  $   13,975,666
     Shares outstanding......................................................................       2,903,305
     Net asset value, offering and redemption price per share (net assets/shares outstanding)          $ 4.81
                                                                                                       ======
CLASS C SHARES
     Net assets..............................................................................  $      205,241
     Shares outstanding......................................................................          42,432
     Net asset value, offering and redemption price per share (net assets/shares outstanding)          $ 4.84
                                                                                                       ======
CLASS Y SHARES
     Net assets..............................................................................  $    3,701,749
     Shares outstanding......................................................................         758,922
     Net asset value, offering and redemption price per share (net assets/shares outstanding)          $ 4.88
                                                                                                       ======
NET ASSETS CONSIST OF:

     Deficit in undistributed net income.....................................................  $     (266,108)
     Unrealized appreciation of investments..................................................         795,956
     Accumulated net realized loss on investments............................................     (22,493,571)
     Paid-in capital.........................................................................      85,136,926
                                                                                               --------------
         Net assets..........................................................................  $   63,173,203
                                                                                               ==============

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the six months ended September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------

INVESTMENT  INCOME:
     Income:

         Interest............................................................................       $    2,822,671
                                                                                                    --------------

     Expenses:

         Management fees (Note 3)...........................................          211,716
         Custodian fees.....................................................           35,655
         Transfer agent fees
              Class A.......................................................           29,162
              Class B.......................................................            6,554
              Class C.......................................................               29
              Class Y.......................................................               72
         Audit fees.........................................................           15,734
         Legal fees.........................................................            7,602
         Accounting fees (Note 3)...........................................           16,001
         Reports to shareholders............................................           10,703
         Directors' fees and expenses.......................................           10,568
         Registration and filing fees (Note 3)..............................           28,246
         Miscellaneous......................................................            5,262
         Commissions paid under distribution plan (Note 4):
              Class A.......................................................           54,149
              Class B.......................................................           60,529
              Class C.......................................................              104
                                                                                -------------

                  Total expenses.............................................................              492,086
                  Fee reduction (Note 7) ....................................................               (4,812)
                                                                                                    --------------
                  Net expenses...............................................................              487,274
                                                                                                    --------------
                      Net investment income..................................................            2,335,397
                                                                                                    --------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized loss from investment transactions.........................................              (140,742)
     Net increase in unrealized appreciation of investments during the period................            2,192,379
                                                                                                    --------------
              Net realized and unrealized gain on investments................................            2,051,637
                                                                                                    --------------
              Net increase in net assets resulting from operations...........................       $    4,387,034
                                                                                                    ==============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS
                                                                                  ENDED
                                                                              SEPTEMBER 30,        YEAR ENDED
                                                                                  1997              MARCH 31,
OPERATIONS:                                                                    (UNAUDITED)             1997
                                                                              -------------        ----------

   Net investment income...............................................    $     2,335,397     $    4,771,887
   Net realized loss from investment transactions.....................            (140,742)          (452,398)
   Net increase in unrealized appreciation (depreciation) of investments         2,192,379           (260,076)
                                                                           ---------------     --------------
              Net increase in net assets resulting from operations.....          4,387,034          4,059,413


DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income
         Class A ($0.21 and $0.39 per share, respectively).............         (1,993,523)        (4,139,503)
         Class B ($0.19 and $0.36 per share, respectively).............           (472,524)          (632,384)
         Class C ($0.02 per share).....................................               (108)               -
         Class Y ($0.19 per share).....................................           (135,350)               -

   Paid-in capital
         Class A ($0.07 per share).....................................              -               (752,105)
         Class B ($0.06 per share).....................................              -               (114,589)

CAPITAL SHARE TRANSACTIONS (Note 5)...................................           3,273,606           (721,597)
                                                                           ---------------     ---------------

   Total increase (decrease) in net assets.............................          5,059,135         (2,300,765)


NET ASSETS:

   Beginning of year...................................................         58,114,068         60,414,833
                                                                           ---------------     --------------
   End of year.........................................................    $    63,173,203     $   58,114,068
                                                                           ===============     ==============












SEE NOTES TO FINANCIAL STATEMENTS

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Six Months Ended September 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

       The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its primary objective is to achieve a high level of current income. The Company also seeks capital growth so long as such objective is consistent with its primary objective. The Company invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds." Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. The Company offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption and the Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

SECURITY VALUATION.

       Fixed income securities may be valued on the basis of prices provided by a pricing agent when such prices are believed to reflect the fair market value of such securities. (Pricing agents generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. If no quotations are available, securities will be valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates value.

FEDERAL INCOME TAXES.

       It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required. At September 30, 1997, the Fund had approximately $22,353,000 of capital loss carryovers available to offset future capital gains, if any, of which $4,918,000, $7,606,000, $4,382,000, $1,409,000, $3,505,000, $81,000 and $452,000 expire in 1998, 1999,
2000, 2001, 2003, 2004 and 2005, respectively.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME.

       Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.

       Dividends and distributions to shareholders are recorded on the ex-dividend date.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Six Months Ended September 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

USE OF ESTIMATES IN FINANCIAL STATEMENTS.

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES.

       Purchases and sales of investment securities (excluding short term securities) during the six months ended September 30, 1997, were $19,269,336 and $16,972,258, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

       The Company pays advisory fees for investment management and advisory services under a management agreement with Davis Selected Advisers, L.P. (the "Adviser"). The management agreement provides for a monthly fee of .0583 of 1% (equivalent to .70 of 1% per annum) of the first $250 million of average daily net assets of the Company.

       Effective June 1, 1997, Davis Distributors, LLC (the "Distributor"), and subsidiary of the Adviser, became the Underwriter and Distributor of the Fund. Until June 1, 1997, the Adviser also acted as Underwriter and Distributor. The Distributor is paid for registering Company shares for sale in various states. The fee for the six months ended September 30, 1997 amounted to $6,000. The Distributor is also paid for certain transfer agent services. The fee for the six months ended September 30, 1997 amounted to $2,588.

       The Adviser is paid for certain accounting services. The fee for the six months ended September 30, 1997 amounted to $16,001. Certain directors and officers of the Company are also directors and officers of the general partner of Davis Selected Advisers, L.P.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Company. The Company pays no fees directly to DSA-NY.

       Stamper Capital & Investments, Inc. ("Stamper") acts as sub-adviser of the Company. Stamper manages the day-to-day investment operations for the Company. The Company pays no fees directly to Stamper. Stamper receives from the Adviser a percentage of the total annual investment advisory fees paid by the Company to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Company are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended September 30, 1997, Davis Distributors, LLC (or its predecessor, Davis

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Six Months Ended September 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

Selected Advisers, L.P.), the Company's Underwriter (the "Underwriter") received $82,936 from commissions earned on sales of Class A shares of the Fund of which $12,595 was retained by the Underwriter and the remaining $70,341 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Company's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Company for the six months ended September 30, 1997 was $54,149.

CLASS B SHARES

       Class B shares of the Company are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Company pays the Distributor a 4% commission on the proceeds from the sale of the Company's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Company's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Company may pay for distribution to 6.25% of gross sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       For the six months ended September 30, 1997, Class B shares of the Company made distribution plan payments which included commissions of $44,996 and maintenance fees of $15,533.

       Commissions earned by the Distributor for the six months ended September 30, 1997 on the sale of Class B shares of the Company amounted to $151,922 of which $114,426 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Company in the amount of $342,422, representing the cumulative commissions earned by the Distributor on the sale of the Company's Class B shares reduced by cumulative commissions paid by the Company and cumulative contingent deferred sales charge paid by redeeming shareholders. The Company has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Company or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Company within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED
Six Months Ended September 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

asset value of the shares redeemed or the total cost of such shares. For the six months ended September 30, 1997 the Distributor received contingent deferred sales charges of $10,141 from redemptions of Class B shares of the Company.

CLASS C SHARES

     Class C shares of the Company are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Company pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. During the six months ended September 30, 1997, Class C shares of the Company made distribution payments of $104.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Six Months Ended September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK

At September 30, 1997, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized. Transactions in capital stock were as follows:
                                                                                       FOR THE SIX MONTHS
                                                                                             ENDED
CLASS A                                                                                SEPTEMBER 30, 1997
                                                                                           (UNAUDITED)
                                                                                     ----------------------
                                                                                     SHARES          AMOUNT
                                                                                     ------          ------
Shares subscribed.............................................................     1,131,680     $ 5,348,072
Shares issued to shareholders in connection with reinvestment of distributions       256,306       1,204,082
                                                                                  ----------     -----------
                                                                                   1,387,986       6,552,154
Shares reacquired.............................................................    (2,213,353)    (10,415,112)
                                                                                  ----------     -----------
        Net decrease..........................................................      (825,367)    $(3,862,958)
                                                                                  ==========     ===========

                                                                                       FOR THE YEAR ENDED
                                                                                         MARCH 31, 1997
                                                                                     -----------------------
                                                                                     SHARES           AMOUNT
                                                                                     ------           ------
Shares subscribed.............................................................     1,237,463     $ 5,873,114
Shares issued to shareholders in connection with reinvestment of distributions       647,205       3,066,164
                                                                                  ----------     -----------
                                                                                   1,884,668       8,939,278
Shares reacquired.............................................................    (2,841,857)    (13,495,219)
                                                                                  ----------     -----------
        Net decrease..........................................................      (957,189)    $(4,555,941)
                                                                                  ==========     ===========

                                                                                       FOR THE SIX MONTHS
                                                                                             ENDED
CLASS B                                                                                SEPTEMBER 30, 1997
                                                                                           (UNAUDITED)
                                                                                     -----------------------
                                                                                     SHARES           AMOUNT
                                                                                     ------           ------
Shares subscribed.............................................................     1,167,803     $ 5,467,837
Shares issued to shareholders in connection with reinvestment of distributions        46,577         217,148
                                                                                  ----------     -----------
                                                                                   1,214,380       5,684,985
Shares reacquired.............................................................      (494,955)     (2,318,244)
                                                                                  ----------     -----------
        Net increase..........................................................       719,425     $ 3,366,741
                                                                                  ==========     ===========

                                                                                       FOR THE YEAR ENDED
                                                                                         MARCH 31, 1997
                                                                                     -----------------------
                                                                                     SHARES           AMOUNT
                                                                                     ------           ------
Shares subscribed.............................................................     1,230,183     $ 5,801,708
Shares issued to shareholders in connection with reinvestment of distributions        76,289         358,617
                                                                                  ----------     -----------
                                                                                   1,306,472       6,160,325
Shares reacquired.............................................................      (495,300)     (2,332,982)
        Net increase..........................................................       811,172     $ 3,827,343
                                                                                  ==========     ===========

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Six Months Ended September 30, 1997 (Unaudited)

--------------------------------------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK - (CONTINUED)
                                                                                    FOR THE SIX MONTHS
                                                                                          ENDED
CLASS C                                                                             SEPTEMBER 30, 1997
                                                                                         (UNAUDITED)
                                                                                    ------------------
                                                                                   SHARES        AMOUNT
                                                                                   ------        ------
Shares subscribed.............................................................     69,826    $  332,173
Shares issued to shareholders in connection with reinvestment of distributions         16            78
                                                                                  -------    ----------
                                                                                   69,842       332,251
Shares reacquired.............................................................    (27,410)     (130,452)
        Net increase..........................................................     42,432    $  201,799
                                                                                  =======    ==========

                                                                                    FOR THE SIX MONTHS
                                                                                          ENDED
CLASS Y                                                                             SEPTEMBER 30, 1997
                                                                                         (UNAUDITED)
                                                                                    ------------------
                                                                                   SHARES        AMOUNT
                                                                                   ------        ------
Shares subscribed.............................................................    728,867    $3,432,962
Shares issued to shareholders in connection with reinvestment of distributions     28,578       135,062
                                                                                  757,445     3,568,024
Shares reacquired.............................................................     -             -
                                                                                  -------    ----------
        Net increase..........................................................    757,445    $3,568,024
                                                                                  =======    ==========

                                                                                    FOR THE YEAR ENDED
                                                                                      MARCH 31, 1997
                                                                                    ------------------
                                                                                   SHARES        AMOUNT
                                                                                   ------        ------
Shares subscribed.............................................................      1,477    $    7,001
Shares issued to shareholders in connection with reinvestment of distributions       -             -
                                                                                  -------    ----------
                                                                                    1,477         7,001
Shares reacquired.............................................................       -             -
                                                                                  -------    ----------
        Net increase..........................................................      1,477    $    7,001
                                                                                  =======    ==========

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

          An annual meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Company, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser and election of Christian R. Sonne, LeRoy E. Hoffberger and Jeremy H. Biggs as directors of the Company. With respect to consideration of the Sub-Advisory Agreement, 6,986,732 votes were cast in favor, 92,149 votes were cast against and 475,570 votes abstained. With respect to the election of Mr. Sonne, 7,230,963 votes were cast in favor and 323,488 votes were withheld. With respect to the election of Mr. Hoffberger, 7,246,548 votes were cast in favor and 307,903 votes were withheld. With respect to the election of Mr. Biggs, 7,230,963 votes were cast in favor and 323,488 votes were withheld. The terms of office of Wesley E. Bass, Jr., Marc P. Blum, Shelby M.C. Davis, Eugene M. Feinblatt, Jerry D. Geist, D. James Guzy, G. Bernard Hamilton, Laurence W. Levine and Edwin R. Werner also continued after the meeting.

DAVIS HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS -  CONTINUED
Six Months Ended September 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
NOTE 7 - CUSTODY FEES

     Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $4,812 during the six months ended September 30, 1997.

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------
The following represents selected data for a share of capital stock outstanding throughout each period.

CLASS A
                                               SIX
                                              MONTHS
                                               ENDED                      YEAR ENDED MARCH 31,
                                              9/30/97       --------------------------------------------------
                                            (UNAUDITED)     1997       1996       1995         1994       1993
                                            -----------     ----       ----       ----         ----       ----
Net Asset Value,
   Beginning of Period..............            $4.71      $4.84       $4.86      $5.14        $5.18      $4.92
                                             --------     -------     ------     ------      -------     ------

Income From Investment Operations
   Net Investment  Income...........             0.19       0.39        0.43       0.46         0.50       0.61
   Net Gains or Losses on
     Securities (both realized
     and unrealized)................             0.16      (0.06)       0.03      (0.24)        0.06       0.25
                                             --------     -------     ------     ------      -------     ------
       Total From Investment
          Operations................             0.35       0.33        0.46       0.22         0.56       0.86
                                             --------     -------     ------     ------      -------     ------

Less Distributions
   Dividends (from net
     investment income).............            (0.21)     (0.39)      (0.43)     (0.46)       (0.50)     (0.60)
   Returns of Capital...............             -         (0.07)      (0.05)     (0.04)        -          -
   Distribution in Excess of
     Realized Gains.................             -          -           -          -           (0.10)      -
                                             --------     -------     ------     ------      -------     ------
       Total Distributions..........            (0.21)     (0.46)      (0.48)     (0.50)       (0.60)     (0.60)

Net Asset Value,
   End of Period....................            $4.85      $4.71       $4.84      $4.86        $5.14      $5.18
                                                =====      =====       =====      =====        =====      =====

Total Return (1)....................             7.66%      7.08%       9.93%      4.69%       11.29%     18.81%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..................          $45,291    $47,890     $53,816    $56,405      $64,663    $38,305
   Ratio of Expenses to
     Average Net Assets.............             1.48%(2)*  1.48%(2)    1.51%      1.53%        1.48%      1.81%
   Ratio of Net Income to
     Average Net Assets.............             7.90%*     8.13%       8.92%      9.49%        9.31%     11.91%

   Portfolio Turnover Rate..........            30.41%     66.10%     118.34%     98.94%       98.31%     84.93%

(1)  Sales charges are not reflected in calculation.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.47% for the six months ended September 30, 1997 and for the year ended March 31, 1997. Prior to 1997, such reductions were reflected in the expense ratios.

*    Annualized

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------
The following represents selected data for a share of capital stock outstanding throughout each period.

                                        --------------------------------CLASS B---------------------------
                                               SIX                                          DECEMBER 5, 1994
                                              MONTHS                                         (COMMENCEMENT
                                              ENDED                    YEAR                   OF OPERATIONS)
                                          SEPTEMBER 30,                ENDED                     THROUGH
                                              1997                   MARCH 31,                  MARCH 31,
                                           (UNAUDITED)           1997       1996                  1995
                                           -----------           ----       ----                  ----
Net Asset Value,
   Beginning of Period................         $4.68              $4.81      $4.85                $4.80
                                              ------             ------     ------               ------


Income From Investment Operations
   Net Investment  Income.............          0.17               0.36       0.40                 0.11
   Net Gains or Losses on
     Securities (both realized
     and unrealized)..................          0.15              (0.07)      -                    0.05
                                              ------             ------     ------               ------
       Total From Investment
          Operations..................          0.32               0.29       0.40                 0.16
                                             -------             ------     ------              -------

Less Distributions
   Dividends (from net
     investment income)...............         (0.19)             (0.36)     (0.40)               (0.11)
   Returns of Capital.................           -                (0.06)     (0.04)                 -
                                              ------             ------     ------               ------
       Total Distributions............         (0.19)             (0.42)     (0.44)               (0.11)
Net Asset Value,
   End of Period......................         $4.81              $4.68      $4.81                $4.85
                                              ======             ======     ======               =======

Total Return (1)......................          7.03%              6.26%      8.68%                4.28%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)....................       $13,976            $10,217     $6,599               $1,900
   Ratio of Expenses to
     Average Net Assets...............          2.29%(2)*          2.30%(2)   2.32%                2.36%*
   Ratio of Net Income to
     Average Net Assets...............          7.02%*             7.28%      8.11%                8.66%*

   Portfolio Turnover Rate............         30.41%             66.10%    118.34%               98.94%

(1)  Sales charges are not reflected in calculation.
(2) Ratios of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.27% and 2.29% for September 30, 1997 and March 31, 1997, respectively. Prior to 1997, such reductions were reflected in the expense ratios.
*    Annualized

DAVIS HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------
The following represents selected data for a share of capital stock outstanding throughout each period.

                                               -------CLASS C-------        -----------CLASS Y-----------
                                                 AUGUST 12, 1997
                                                  (COMMENCEMENT                SIX             MARCH 20, 1997
                                                  OF OPERATIONS)              MONTHS            (COMMENCEMENT
                                                     THROUGH                  ENDED             OF OPERATIONS)
                                                  SEPTEMBER 30,            SEPTEMBER 30,           THROUGH
                                                      1997                    1997                MARCH 31,
                                                   (UNAUDITED)             (UNAUDITED)              1997
                                                    ---------               ---------               ----
Net Asset Value,
   Beginning of Period................                $4.71                   $4.72                 $4.74
                                                     ------                  ------               -------

Income From Investment Operations
   Net Investment  Income.............                 0.03                    0.17                   -
   Net Gains or Losses on
     Securities (both realized
     and unrealized)..................                 0.12                    0.18                 (0.02)
                                                     ------                 -------               -------
       Total From Investment
          Operations..................                 0.15                    0.35                 (0.02)
                                                     ------                 -------               -------

Less Distributions
   Dividends (from net
     investment income)...............                (0.02)                  (0.19)                  -
   Returns of Capital.................                  -                       -                     -
                                                     ------                 -------               -------
       Total Distributions............                (0.02)                  (0.19)                  -
                                                     ------                 -------               -------
Net Asset Value,
   End of Period......................                $4.84                   $4.88                 $4.72
                                                      =====                   =====                 =====

Total Return (1)......................                 3.19%                   7.71%                (0.42)%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)....................                 $205                  $3,702                    $7
   Ratio of Expenses to
     Average Net Assets...............                 2.18%(2)*               1.16%(2)*             1.21%(2)*
   Ratio of Net Income to
     Average Net Assets...............                 4.95%*                  8.03%*                8.89%*

   Portfolio Turnover Rate............                30.41%                  30.41%                66.10%

(1)  Sales charges are not reflected in calculation.
(2) Ratios of expenses to average net assets after the reduction of custodian fees under a custodian agreement were 2.17% for the period ended September 30, 1997 for Class C shares and 1.14% and 1.20% for the six months ended September 30, 1997 and the period ended March 31, 1997, respectively, for Class Y shares. Prior to 1997, such reductions were reflected in the expense ratios.
*    Annualized

                                  DAVIS HIGH
                               INCOME FUND, INC.
               124 East Marcy Street, Santa Fe, New Mexico 87501
===============================================================================

               DIRECTORS                   OFFICERS
               Jeremy H. Biggs             Jeremy H. Biggs
               Wesley E. Bass, Jr.           Chairman
               Marc P. Blum                Shelby M.C. Davis
               Andrew A. Davis               President
               Christopher C. Davis        Eileen R. Street
               Eugene M. Feinblatt           Vice President, Treasurer
               Jerry D. Geist                & Secretary
               D. James Guzy               Kenneth C. Eich
               G. Bernard Hamilton           Vice President
               LeRoy E. Hoffberger         Andrew A. Davis
               Laurence W. Levine            Vice President
               Christian R. Sonne          Christopher C. Davis
               Edwin R. Werner               Vice President
                                           Carolyn H. Spolidoro
                                             Vice President
                                           Sharra L. Reed
                                             Assistant Treasurer
                                             & Assistant Secretary
INVESTMENT ADVISER
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank & Trust Company
c/o The Davis Funds
P. O. Box 8406
Boston, MA  02266-8406

AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza Suite 700
Philadelphia, PA  19102-1707

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

===============================================================================
FOR MORE INFORMATION ABOUT DAVIS HIGH INCOME FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
===============================================================================

                                                       DAVIS HIGH
                                                       INCOME FUND



                                                       SEMI-ANNUAL REPORT
                                                       SEPTEMBER 30,1997














                                                       DAVIS
                                                       FUNDS